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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                October 26, 1999
                Date of Report (Date of earliest event reported)


                             Capital Re Corporation
             (Exact name of registrant as specified in its charter)


            Delaware                       1-10995               52-1567009
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
 incorporation or organization)            Number)           Identification No.)


1325 Avenue of the Americas, New York, New York                     10019
   (Address of principal executive offices)                       (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 974-0100


                                 Not Applicable
          (Former name or former address, if changed since last report)


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                             CAPITAL RE CORPORATION

Item 5.  Other Events.

     On October 26, 1999, Capital Re Corporation and ACE Ltd. entered into a Stand-By Capital Commitment Agreement, a copy of which is attached as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     99.1.  Stand-By Capital Commitment Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CAPITAL RE CORPORATION


Date:  October 28, 1999                 By:  /s/  Alan S. Roseman
                                             --------------------------------
                                                  Alan S. Roseman
                                                  Executive Vice President,
                                                  General Counsel and Secretary

                                INDEX TO EXHIBITS

Exhibit
 Number              Exhibit Description
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99.1.     Stand-By Capital Commitment Agreement.